Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel to HydroGen, L.L.C.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

:
		:	Chapter 11
In re:	HydroGen, L.L.C.	:	Case No. 08-14139 (ALG)
:
	Debtor	:
:
:
:

MONTHLY OPERATING REPORT
FOR THE PERIOD FROM
October 22, 2008 - November 30, 2008

MONTHLY RECEIPTS:	$8,348

MONTHLY DISBURSEMENTS:	$164,516

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge. (1)

DATE:	15-Dec-08	By:	/s/ Scott M. Schecter

		Title:	CEO & CFO

Indicate if this is an amended statement by checking here ☐

(1) All amounts herein are unaudited and subject to revision.  Debtor reserves all rights to revise this report.

HydroGen, L.L.C.
(Debtor-In-Possession)
Statement Of Operations
For the Period October 22, 2008 - November 30, 2008
Accrual Basis

	Current
	Period	Case-To-Date
	October 22, 2008 - November 30, 2008	October 22, 2008 - November 30, 2008

Demonstration Grant Revenue	$57,614	$57,614

Costs and Expenses	143,987	143,987

LOSS FROM OPERATIONS	(86,373)	(86,373)

Interest and Other Income	1,178	1,178

Interest and Other Financing Charges	(21,244)	(21,244)

NET LOSS	$(106,439)	$(106,439)

HydroGen, L.L.C.
(Debtor-In-Possession)
Balance Sheet
As of November 30, 2008 and October 22, 2008

	November 30, 2008	October 22, 2008
	Balance Sheet	Balance Sheet
Current Assets
Cash	$238,646	$395,643
Accounts Receivable-Net	82,614	25,000
Other current assets	326,112	317,547
Total Current Assets	647,372	738,190

Property and equipment, net	910,000	910,000
Deposits and Other assets	68,742	61,789

Total Assets	$1,626,114	$1,709,979

Post-Petition Liabilities
Accounts payable and accrued expenses	33,474	-
Capital lease obligations, current portion	-	-
Short-term notes payable	-	-
Total Post Petition Current Liabilities	33,474	-
Capital lease obligations, net of current portion	(10,900)	-
Total Post Petition Liabilities	22,574	-

Pre-Petition Liabilities
Accounts payable and accrued expenses	3,252,199	3,252,199
Capital lease obligations, current portion	106,652	106,652
Short-term notes payable	1,450,000	1,450,000
Total Pre- Petition Current Liabilities	4,808,851	4,808,851
Capital lease obligations, net of current portion	47,936	47,936
Total Pre- Petition Liabilities	4,856,787	4,856,787

Total Liabilities	4,879,361	4,856,787

Stockholders' Deficit
Common stock, par value $0.001, authorized 65,000,000 shares, 12,769,904 issued and outstanding at 11/30/08 and 10/22/08.	12,770	12,770

Additional paid-in capital	44,112,795	44,112,795
Accumulated deficit	(47,378,812)	(47,272,373)
Total Shareholders' Equity	(3,253,247)	(3,146,808)

Total Liabilities and Shareholders' Equity	$1,626,114	$1,709,979

HydroGen, L.L.C.
(Debtor-In-Possession)
Statement Of Cash Flow
For the Period October 22, 2008 - November 30, 2008

	Current
	Period	Case-To-Date
	10/22/08 - 11/30/08	10/22/08 - 11/30/08
Net Loss	$(106,439)	$(106,439)
Changes in operating assets and liabilities
Increase in accounts receivable	(57,614)	(57,614)
Increase in other current assets	(8,565)	(8,565)
Increase in other assets	(6,954)	(6,954)
Increase in accounts payable and accrued expenses	33,475	33,475
NET CASH USED IN OPERATING ACTIVITIES	(146,097)	(146,097)

NET CASH USED IN INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on capital lease obligations	(10,901)	(10,901)
NET CASH PROVIDED BY FINANCING ACTIVITIES	(10,901)	(10,901)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(156,998)	(156,998)

CASH AND CASH EQUIVALENTS, beginning of period	395,643	395,643

CASH AND CASH EQUIVALENTS, end of period	$238,645	$238,645

HydroGen, L.L.C.
Bankruptcy Cash Plan

	Actual	Budget	Difference	Actual	Budget	Difference	Actual	Budget	Difference	Actual	Budget	Difference		Actual	Budget	Difference	Actual	Budget	Difference
	10/23/08 -	10/23/08 -	10/23/08 -														10/23/08 -	10/23/08 -	10/23/08 -
Week Ended:	10/31/08	10/31/08	10/31/08	11/7/08	11/7/08	11/7/08	11/14/08	11/14/08	11/14/08	11/21/08	11/21/08	11/21/08		11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08

Beginning Balance	394,524	394,524	-	393,650	393,650	-	331,292	331,292	-	331,292	304,709	26,583		238,473	241,635	(3,161)	394,524	394,524	-

Inflows:
Grant Income (1)			-			-			-			-				-	-	-	-
Misc. Deposits, COBRA/ETC	900	900	-	3,783	3,783	-			-			-		2,559		2,559	7,242	4,683	2,559
Interest Income	333	333	-	770	770	-			-			-		3		3	1,106	1,103	3
Platinum Income	-	-	-			-			-			-				-	-	-	-
Bridge Loan	-	-	-			-			-			-				-	-	-	-
Total Inflows	1,233	1,233	-	4,553	4,553	-	-	-	-	-	-	-		2,562	-	2,562	8,348	5,786	2,562

Outflows:
Payroll			-	(24,959)	(24,959)	-			-	(45,118)	(30,079)	(15,039)				-	(70,077)	(55,038)	(15,039)
Accrued Salary & Vacation			-		-	-			-	(4,254)	(21,133)	16,879				-	(4,254)	(21,133)	16,879
Triax Fees (3)			-			-			-			-				-	-	-	-
Vendor Payments (see below)	(2,108)	(2,108)	-	(41,951)	(41,951)	-	-	(26,583)	26,583	(43,447)	(11,862)	(31,584)		(2,390)	(16,731)	14,342	(89,895)	(99,235)	9,340
Total Outflows	(2,108)	(2,108)	-	(66,910)	(66,910)	-	-	(26,583)	26,583	(92,819)	(63,074)	(29,744)		(2,390)	(16,731)	14,342	(164,226)	(175,407)	11,180

Net Cash Inflow/(Outflow)	(874)	(874)	-	(62,358)	(62,358)	-	-	(26,583)	26,583	(92,819)	(63,074)	(29,744)		173	(16,731)	16,904	(155,878)	(169,620)	13,742

Cash on Hand	393,650	393,650	-	331,292	331,292	-	331,292	304,709	26,583	238,473	241,635	(3,161)		238,646	224,904	13,742	238,646	224,904	13,742

Vendor Detail:
Dismantle U.S. Steel/Dismantle Ashta			-			-			-			-			6,000	(6,000)	-	6,000	(6,000)
Versailles Chemical Disposal			-			-			-			-				-	-	-	-
Creditors Attorneys (3)			-			-			-			-				-	-	-	-
Debtor Attorneys (3)			-			-			-			-				-	-	-	-
Allegheny High Lift			-			-			-	314	405	(91)				-	314	405	(91)
Canon Financial Services										786		786					786	-
ComDoc Inc. (Lease)			-			-			-	567	300	267	(4)			-	567	300	267
DeLage Landen Financial Servic			-			-			-	58	200	(142)				-	58	200	(142)
Dollar Bank Leasing			-			-			-	168	180	(12)				-	168	180	(12)
Manifest Funding Services			-			-			-	200	365	(165)				-	200	365	(165)
Vendor Lease Mgmt			-	11,119	11,119	-			-			-				-	11,119	11,119	-
Connex International, Inc.			-			-			-		600	(600)				-	-	600	(600)
Expedient			-	1,731	1,731	-			-			-			1,731	(1,731)	1,731	3,462	(1,731)
Info Highway - NY Phone/Internet			-			-			-	718	500	218	(4)			-	718	500	218
PAETEC			-			-			-	701	1,500	(799)				-	701	1,500	(799)
Verizon										572			(4)				572	-
Phoenix Business Technologies			-			-			-	3,365	1,677	1,688				-	3,365	1,677	1,688
Cananwill, Inc.			-			-		17,728	(17,728)	17,728		17,728	(5)	186		186	17,914	17,728	186
ADP HR Fees	462	462	-			-			-	1,622		1,622				-	2,085	462	1,622
Highmark			-	9,616	9,616	-			-			-				-	9,616	9,616	-
Prudential - Life/Dis			-	406	406	-			-			-				-	406	406	-
Assurant - Dental			-	548	548	-			-			-				-	548	548	-
VBA - Vision			-	86	86	-			-			-				-	86	86	-
National Carbide - Versailles			-	14,373	14,373	-			-			-				-	14,373	14,373	-
Duquesne Light			-			-		6,355	(6,355)	6,355		6,355	(6)		6,000	(6,000)	6,355	12,355	(6,000)
Equitable Gas			-			-			-		500	(500)	(5)			-	-	500	(500)
Stanley Convergent (formerly Honeywell)-Security			-			-			-	432	435	(3)				-	432	435	(3)
MAWC - Vers Water			-			-			-	120	125	(5)				-	120	125	(5)
McKeesport City Treasurer (Vers sewer)			-			-			-		75	(75)	(5)			-	-	75	(75)
Waste Management - Vers Waste			-			-		300	(300)	44		44				-	44	300	(256)
UPS			-			-		200	(200)	761		761				-	761	200	561
Fed Ex			-	40	40	-			-	48		48				-	88	40	48
Donlin Recano																	-	-	-
Shareholder Proxy			-			-			-			-				-	-	-	-
Duane Morris LLP			-			-			-			-				-	-	-	-
Makovsky			-	2,500	2,500	-			-			-				-	2,500	2,500	-
Vintage Filings	486	486	-			-			-	300	1,000	(700)	(5)	363		363	1,149	1,486	(337)
Expense Reports			-	1,532	1,532	-		2,000	(2,000)	2,029	2,000	29			1,000	(1,000)	3,561	6,532	(2,971)
Misc	1,160	1,160	-			-			-	6,558	2,000	4,558	(7)	1,841	2,000	(160)	9,558	5,160	4,399
Vendor Detail Total	2,108	2,108	-	41,951	41,951	-	-	26,583	(26,583)	43,447	11,862	31,012		2,390	16,731	(14,342)	89,895	99,235	(10,699)

(1)  Projected grant income includes the following:

PA Energy Development Authority	$25,000
PA Nanomaterials Commercialization Center	57,000
$82,000

These proceeds due under these Grants are anticipated to be received upon the submission of final reports and related presentations, which the Debtor is currently preparing.  No additional proceeds under any Grants are anticipated at this time.

Payroll for the week ended 11/07/08 includes approximately 24 hours of time by L. Scott Wilshire, Chief Operating Officer, who will be terminated by the Debtor on 11/2/08.  Mr. Wilshire has agreed to provide the consulting services necessary to complete the final report necessary for the PA Nanomaterials Grant.  His consulting fee will be equivalent to his current cash salary rate of $77 per hour.

(2)  The Debtor will not incur the expenses for the Dismantle of Ashta and Versailles cleanup, without first consulting the Committee and the Secured Lender's agent. The $6,000 budgeted during the week ended 11/28 relates to equipment that must be recovered from U.S. Steel.

(3)  Payment to Committee and Debtor professionals is contingent upon Court approval.

(4)  Includes payments for the post petition stub period, plus November payment.

(5)  Variance is timing related.

(6)  Utility deposit

(7)  Comprised primariy of consulting fee to L. Wilshire, related to final grant reports ($2,387), payment to Ryber landlord for vacateur, post-petition ($1,431), Air Product tank rentals, $(1,665), and other small misc. items.

HydroGen, L.L.C.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period October 22, 2008 - November 30, 2008

Period
Disbursements	10/22/08 - 11/30/08
Checks Cut From Operating Account	$87,684
Wires From Operating Account	1,071
Payroll and Associated Taxes	74,542
Bank and Payroll fees	1,220
Total Disbursements	$164,516

Receipts
Interest Income	$1,106
Cobra Receipts	2,565
Vendor Refunds	3,777
Computer Sale	900
Insurance Settlements	-
Total Receipts	$8,348

Net Inflow/(Outflow)	$(156,168)

HydroGen, L.L.C.
(Debtor-In-Possession)
Disbursement List
For the Period October 22, 2008 - November 30, 2008

		Period
Disbursements		10/22/08 - 11/30/08
	Bank & Payroll Fees	2,716
	Benefits	10,884
	Capital Leases	11,801
	Consulting	4,120
	Employee Expenses	4,625
	Insurance	17,728
	Investor Communications	4,294
	Operating Leases	1,412
	Operation Expenses	1,071
	Payroll	74,313
	Postage	849
	Rent	16,085
	Security	432
	Utilities	14,186
Total		$164,516

HydroGen, L.L.C.
(Debtor-In-Possession)
Disbursement Detail List
For the Period October 22, 2008 - November 30, 2008

					Period from
Disbursements		Date	Type	Ck#	10/22/08 - 11/30/08
	Bank & Payroll Fees
	Citizens Bank Fees		WT		638.17
	ADP HR Fees	11/21/2008	CK	104860	1,496.13
	ADP Processing Fees	10/24/2008	WT		176.60
	ADP Processing Fees	10/31/2008	WT		93.73
	ADP Processing Fees	11/14/2008	WT		42.04
	ADP Processing Fees	11/21/2008	WT		84.00
	ADP Processing Fees	11/28/2008	WT		185.70
	Benefits
	Assurant	11/5/2008	CK	104803	547.63
	Highmark	11/5/2008	CK	104806	9,616.00
	Prudential	11/5/2008	CK	104812	405.89
	Vision Benefits of America	11/5/2008	CK	104811	85.70
	Flexible Spending Funding	10/30/2008	WT		192.00
	Flexible Spending Funding	11/6/2008	WT		18.25
	Flexible Spending Funding	11/20/2008	WT		18.25
	Capital Leases
	Allegheny Highlift	11/17/2008	CK	104816	313.83
	Dollar Bank Leasing	11/21/2008	CK	104854	168.27
	US Bancorp	11/17/2008	CK	104843	200.13
	Vendor Lease Management	11/5/2008	CK	104810	11,118.87
	Consulting
	Wilshire, Scott	11/17/2008	CK	104848	2,387.00
	Wilshire, Scott	11/25/2008	CK	104862	1,732.50
	Employee Expenses
	Garofalo, Chris	11/21/2008	CK	104855	302.57
	Schecter, Scott	11/5/2008	CK	104809	1,532.40
	Schecter, Scott	11/17/2008	CK	104837	2,029.49
	Schecter, Scott	11/21/2008	CK	104856	760.20
	Insurance
	Cananwill	11/17/2008	CK	104820	8,487.46
	Cananwill	11/21/2008	CK	104851	9,240.73
	Investor Communications
	Business Wire	11/21/2008	CK	104850	495.00
	Makovsky	11/5/2008	CK	104807	2,500.00
	Vintage Filings	10/27/2008	CK	104800	279.00
	Vintage Filings	10/30/2008	CK	104802	207.00
	Vintage Filings	11/17/2008	CK	104846	300.00
	Vintage Filings	11/21/2008	CK	104858	150.00
	Vintage Filings	11/25/2008	CK	104861	363.00
	Operating Leases
	Canon Financial Services	11/21/2008	CK	104852	786.26
	ComDoc	11/21/2008	CK	104853	403.71
	ComDoc	11/17/2008	CK	104823	117.21
	ComDoc	11/17/2008	CK	104822	46.48
	DeLage Landen	11/17/2008	CK	104825	58.35
	Operation Expenses
	Final Purchase Card Payment	10/29/2008	WT		1,070.54
	Payroll
	November 7, 2008 Paydate	11/7/2008	WT		24,941.21
	November 21, 2008 Paydate	11/21/2008	WT		49,371.88
	Postage
	Fedex	11/5/2008	CK	104805	40.06
	Fedex	11/17/2008	CK	104828	48.00
	UPS	11/17/2008	CK	104842	691.66
	UPS	11/21/2008	CK	104857	69.55
	Rent
	Air Products	11/17/2008	CK	104814	1,563.39
	National Carbide	11/5/2008	CK	104808	14,373.33
	Penn Oxygen & Supply	10/30/2008	CK	104801	88.98
	Penn Oxygen & Supply	11/17/2008	CK	104835	18.90
	Valley National Gas	11/17/2008	CK	104844	40.69
	Security
	Stanley Convergent	11/17/2008	CK	104838	432.39
	Utilities
	All County Disposal	11/17/2008	CK	104815	23.17
	Alltel	11/17/2008	CK	104817	162.03
	Broadview Networks	11/17/2008	CK	104818	717.57
	Duquesne Light	11/17/2008	CK	104826	6,355.00
	Expedient	11/5/2008	CK	104804	1,731.00
	MAWC	11/21/2008	CK	104859	119.71
	PAETEC	11/17/2008	CK	104834	700.51
	Phoenix	11/17/2008	CK	104836	3,365.33
	Superior Air Systems	11/17/2008	CK	104840	268.60
	Verizon Wireless	11/17/2008	CK	104845	572.13
	Waste Management	11/17/2008	CK	104847	43.55
	Windstream	11/17/2008	CK	104849	127.70
Total					164,516.43

HydroGen, L.L.C.
Bank Reconciliation

		Bank	Book
Account		Balance	Balance	Variance
6210176880	Citizens Bank-Payroll	$1,220	$1,220	$-

Checks Outstanding
Number	Payee	Date	Amount
NONE
Total			$-

Deposits In Transit			$-

Net Adjustments			$-
$-

		Bank	Book
Account		Balance	Balance	Variance
6210176813	Citizens Bank-General	$252,188	$231,324	$20,864.16

Checks Outstanding
Number	Payee	Date	Amount
104826	Duquesne Light	11/17/08	6,355.00
104850	Business Wire, Inc.	11/21/08	495.00
104851	Cananwill, Inc.	11/21/08	9,240.73
104852	Canon Financial Svcs.	11/21/08	786.26
104853	ComDoc, Inc.	11/21/08	403.71
104855	Chris Garofalo	11/21/08	302.57
104857	UPS	11/21/08	69.55
104859	MAWC	11/21/08	119.71
104860	ADP Payroll	11/21/08	1,496.13
104861	Vintage Filings	11/25/08	363.00
104862	Scott Wilshire	11/25/08	1,732.50
Other			(500.00)
Total			$20,864.16

Deposits In Transit			$-

Net Adjustments			$20,864.16
			$-

		Bank	Book
Account		Balance	Balance	Variance
304644609	JP Morgan Chase	$6,102	$6,102	$-

Checks Outstanding
Number	Payee	Date	Amount
NONE
Total			$-

Deposits In Transit			$-

Net Adjustments			$-
$-

HydroGen, L.L.C.
(Debtor-In-Possession)
Debtor Questionnaire
For Period from October 22, 2008 through November 30, 2008

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4. Are workers compensation, general liability and other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5. Is the Debtor delinquent in paying any insurance premium payment?		X
6. Have any payments been made on pre-petition liabilities this reporting period?		X
7. Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8. Are any post petition payroll taxes past due?		X
9. Are any post petition State or Federal income taxes past due?		X
10. Are any post petition real estate taxes past due?		X
11. Are any other post petition taxes past due?		X
12. Have any pre-petition taxes been paid during this reporting period?		X
13. Are any amounts owed to post petition creditors delinquent?		X
14. Are any wage payments past due?		X
15. Have any post petition loans been received by the Debtor from any party?		X
16. Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17. Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18. Have the owners or shareholders received any compensation outside of the normal course of business?		X